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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2004

Huntsman International Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88057	87-0630359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On April 15, 2004, Huntsman International Holdings LLC together with certain affiliated companies issued a press release announcing their results for the fourth quarter and full year 2003. The press release is furnished herewith as Exhibit 99.1.

        Huntsman International Holdings LLC will hold a conference call on Friday, April 16, 2004 at 10:00 a.m. EST.

Call-in number for U.S. participants:	888-428-4480
Call in number for international participants:	651-291-0344

The conference call will be replayed beginning April 16, 2004 at 5:00 PM EST and ending Friday, April 23, 2004 at 2:00 AM EST.

Call-in numbers for the replay:	Within the U.S.:	(800) 475-6701
	International:	(320) 365-3844
Access code for replay:		727947

        Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available at www.huntsman.com under "Investor Relations."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL HOLDINGS LLC
By:	/s/ J. KIMO ESPLIN J. KIMO ESPLIN Executive Vice President and Chief Financial Officer

Dated: April 15, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated April 15, 2004.

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  Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS